UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319
______________________________________________

Fort Dearborn Income Securities, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Semiannual Report
March 31, 2008

Fort Dearborn Income Securities, Inc.

May 15, 2008

Dear shareholder,
We present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2008.

Performance
Over the six-month period, the Fund gained 2.65% on a net asset value basis. On a market price basis, the Fund gained 7.20%. Over the same period, the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB Rated median, posted a net asset value decline of 0.72% and declined 3.30% on a market price basis. Finally, the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), gained 2.99%. (For more performance information, please refer to “Performance at a glance” on page 7).	Fort Dearborn Income Securities, Inc.

Investment goal:
Current income consistent with external interest rate conditions and total return

Portfolio Manager:
Michael Dow*
UBS Global Asset
Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

The Fund’s outperformance during the period was driven by an underweight to corporate bonds and strong performance from agency debentures.

During the period, neither the Fund, its Lipper peer group, nor the Index used leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.) The Fund traded at a discount to its net asset value (“NAV”) per share during the reporting period. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

* A portfolio management change occurred during the reporting period. As of February 6, 2008, Michael Dow, Head of US Long Duration, assumed primary responsibility for the day-to-day management of Fort Dearborn Income Securities, Inc., replacing Thomas D. Clarkson.

Fort Dearborn Income Securities, Inc.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	The US economy, which had been fairly resilient until late 2007, weakened considerably during the reporting period. After reporting that third quarter 2007 gross domestic product (“GDP”) growth was a strong 4.9%, the US Department of Commerce said that GDP growth sunk to 0.6% in the fourth quarter of 2007. Advance estimates for the first quarter of 2008 remained low, with GDP growth again just 0.6%.

A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid consumer and business spending. Housing prices continue to fall and credit conditions have tightened due in part to the troubles surrounding the subprime mortgage market. While the job market had held up relatively well during the first half of the reporting period, it too has faltered.

The US Labor Department announced that payrolls fell in each of the first three months of 2008—the longest consecutive decline since 2003. In addition, the unemployment rate moved up by 0.3% to reach 5.1%, its highest level since September 2005. Despite slowing growth, inflationary pressures are mounting as record high oil prices and rising food prices have caused inflation to remain elevated, putting further pressure on consumer spending.

Q.	How did the Federal Reserve Board (the “Fed”) manage the federal funds rate over the period?
A.	The Fed has been aggressive in attempting to ease the credit crunch and keep the US economy from falling into a recession. As the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in an effort to facilitate normal market operations. In mid-September 2007, the Fed reduced the federal funds rate from 5.25% to 4.75%, the first such cut since June 2003. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Since that time, the Fed lowered the fed funds rate further on six occasions. The sixth reduction, which took place in late April 2008, following the conclusion of the reporting period, brought the rate to 2.00%—the lowest level since 2004. In conjunction with this reduction, the Fed stated, “Recent information indicates that economic activity

2

Fort Dearborn Income Securities, Inc.

remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

Q.	How did the overall bond market perform in this environment?
A.	Bond prices fluctuated during the six-month period, given changing expectations regarding economic growth, inflation, and future Fed monetary policies. Issues related to the bursting of the housing bubble and subprime mortgage meltdown triggered several “flights to quality.” During those times, investors flocked to the relative safety of shorter-term US Treasuries and largely shunned other types of fixed income securities—even those with high credit ratings.

In the six months ended March 31, 2008, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 5.23%. Both short- and long-term Treasury yields fell and their prices rose during the reporting period. Overall, during the period, two-year Treasury yields fell from 3.97% to 1.62%, while 10-year Treasury yields moved from 4.59% down to 3.45%. The US yield curve steepened during the reporting period as short-term yields fell sharply given the Fed’s numerous rate cuts, while longer-term yields fell less dramatically due to inflationary concerns.

Q.	How did you manage the Fund’s duration during the period?
A.	After maintaining a neutral duration versus the benchmark at the beginning of the period, we moved to a more defensive duration position in November, keeping the Fund’s duration slightly shorter than that of the benchmark. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.) During the period, the relatively weak cyclical outlook for the US economy, coupled with disarray in the credit markets, continued to pressure the markets. At the same time, longer-term interest rates approached historically low levels. In our view, the market was pricing in an unduly dire economic outlook in this regard. Our duration positioning detracted from results given the falling interest rate environment.

Q.	What changes did you make in the Fund’s positioning during the reporting period?
A.	Throughout the reporting period, instability in the larger financial markets led to fluctuation in the bond markets. As a result, some

3

Fort Dearborn Income Securities, Inc.

securities reached levels that we believed to be attractive, and we sought to take advantage of these opportunities as they arose.

•	We added exposure to high-quality municipal bonds as their yields reached 110%–115% of those offered by Treasury securities, which benefited Fund performance. The Fund also purchased Treasury Inflation-Protected Securities (TIPS), special types of Treasury notes or bonds that offer protection from inflation, which helped performance slightly. We purchased TIPS because we believed that further commodity price increases, primarily in oil and wheat, were likely.

•	In the securitized sectors, we focused on securities whose valuations had, in our view, become attractive following the flight to quality in the bond market, which began in late February 2007. Given increased investor risk aversion, the Fund’s allocation to asset-backed securities, including non-agency mortgage-backed securities, detracted from performance as the asset-backed securities market underperformed Treasuries during this time. Additionally, the Fund’s holdings of non-agency mortgage-backed securities detracted from performance as these securities underperformed agency mortgages during the period. The Fund remains underweight to mortgage-backed securities.

•	The Fund maintained an underweight to corporate bonds during the reporting period. As the period began, we believed the sector was overvalued compared to Treasuries. Corporate bond spreads—the difference between the yield paid on US Treasury bonds and corporate securities—were at historically low levels, and we did not believe that they offered appropriate compensation for the risk they entailed. Our underweight positioning contributed to the Fund’s performance as corporate bonds underperformed Treasuries following the February flight to quality.

•	Toward the end of the reporting period, we increased the Fund’s exposure to the corporate bond market until it was slightly less than that of the benchmark. In terms of duration, we focused on purchasing 30-year corporate bonds, while selling shorter-dated securities, which increased the portfolio’s duration. We also added exposure to the pharmaceuticals and healthcare subsectors, which had a slightly positive impact on performance.

4

Fort Dearborn Income Securities, Inc.

Q.	What is your outlook for the economy and the fixed income market?
A.	Recent economic data suggest that the US economy may be headed for further contraction. As financial markets continue to be plagued by low liquidity, further write-downs at major investment banks appear likely.

Looking ahead, we believe that the steepening yield curve is likely to aid commercial bank and dealer profitability, and perhaps encourage higher levels of lending. We believe that the Fed is concerned about inflationary pressures on the economy, and that inflation considerations will weigh on their decisions regarding the Fed funds rate in the coming months. In response to the market conditions, we plan to continue to monitor economic data closely, and actively manage the Fund’s portfolio as we seek to add value for our shareholders.

5

Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Fort Dearborn Income Securities, Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2008. The views and opinions in the letter were current as of May 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

6

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/08

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	2.65%	4.18%	4.99%	5.89%

Lipper Corporate Debt Funds BBB-Rated median	–0.72%	–1.11%	5.34%	5.33%

Market price returns

Fort Dearborn Income Securities, Inc.	7.20%	2.61%	5.26%	6.16%

Lipper Corporate Debt Funds BBB-Rated median	–3.30%	–5.45%	5.29%	5.23%

Index returns

Investment Grade Bond Index(1)	2.99%	4.07%	5.01%	6.33%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1) Index composition, 12/31/81 - present: 5% Lehman Brothers US Agency Index (7+ years); 75% Lehman Brothers US Credit Index (7+ years); 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman Brothers US Treasury Index (7+ years).

Share price, dividend and yields as of 03/31/08

Market price	$14.35

Net asset value (per share applicable to common shareholders)	$15.60

6-Month net investment income dividend (period ended 03/31/08)	$0.400

March 2008 dividend	$0.200

Market yield(1)	5.57%

NAV yield(1)	5.13%

(1)	Market yield is calculated by multiplying the March 2008 dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the March 2008 dividend by 4 and dividing by the month-end net asset value. Prices and yields will vary.

7

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of March 31, 2008 (unaudited)

Bonds
US bonds
US corporate bonds
Aerospace & defense	0.34%
Automobiles	0.71
Beverages	0.31
Capital markets	4.37
Chemicals	0.65
Commercial banks	2.19
Commercial services & supplies	0.51
Construction materials	0.49
Consumer finance	5.49
Diversified financial services	6.19
Diversified telecommunication services	3.83
Electric utilities	1.62
Food & staples retailing	2.44
Food products	0.26
Health care providers & services	1.03
Hotels, restaurants & leisure	0.21
Household durables	0.75
Industrial conglomerates	0.51
Insurance	1.64
Media	2.92
Multi-utilities	2.84
Multiline retail	0.43
Oil, gas & consumable fuels	3.23
Paper & forest products	0.48
Pharmaceuticals	4.59
Real estate investment trusts (REITs)	0.77
Road & rail	1.74
Thrifts & mortgage finance	2.75
Wireless telecommunication services	0.84

Total US corporate bonds	54.13

Asset-backed securities	2.99
Mortgage & agency debt securities	10.51
Municipal bonds	6.05
US government obligations	16.87

Total US bonds	90.55

International bonds
International corporate bonds
Beverages	0.51
Commercial banks	1.71
Diversified telecommunication services	0.68
Energy equipment & services	0.90

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Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of March 31, 2008 (unaudited)

International corporate bonds (concluded)
Oil, gas & consumable fuels	0.76%
Pharmaceuticals	0.58
Road & rail	0.67
Thrifts & mortgage finance	0.59

Total international bonds	6.40

Total bonds	96.95
Short-term investment	3.69

Total investments	100.64
Liabilities, in excess of cash and other assets	(0.64)

Net assets	100.00%

9

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—96.95%
US bonds—90.55%
US corporate bonds—54.13%
Abbott Laboratories,
6.150%, due 11/30/37	$1,060,000	$1,095,257

Allergan, Inc.,
5.750%, due 04/01/16	2,370,000	2,441,875

Allstate Corp.,
5.950%, due 04/01/36	550,000	491,819

Anadarko Petroleum Corp.,
5.950%, due 09/15/16	350,000	361,952

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	431,696

Apache Corp.,
6.000%, due 01/15/37	575,000	580,463

Archer-Daniels-Midland Co.,
6.450%, due 01/15/38	350,000	355,518

AT&T, Inc.,
6.450%, due 06/15/34	995,000	972,390

6.500%, due 09/01/37	975,000	964,462

Bank of America Corp.,
5.420%, due 03/15/17	1,900,000	1,884,604

5.750%, due 12/01/17	615,000	636,428

Bear Stearns Cos., Inc.,
7.250%, due 02/01/18	1,310,000	1,353,742

BellSouth Corp.,
6.550%, due 06/15/34	1,015,000	997,047

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	850,000	821,967

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	840,000	890,643

Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	340,000	345,886

Citigroup, Inc.,
5.625%, due 08/27/12	450,000	445,545

6.125%, due 11/21/17	1,350,000	1,348,007

6.875%, due 03/05/38	1,465,000	1,463,964

Comcast Corp.,
6.950%, due 08/15/37	2,250,000	2,254,511

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
Countrywide Financial Corp.,
3.345%, due 05/05/08(1)	$250,000	$248,378

Countrywide Home Loans, Inc.,
3.250%, due 05/21/08	800,000	784,560

CRH America, Inc.,
6.000%, due 09/30/16	700,000	666,045

CVS Caremark Corp.,
6.250%, due 06/01/27	1,050,000	1,046,407

Daimler Finance N.A. LLC,
8.500%, due 01/18/31	845,000	965,942

Dominion Resources, Inc.,
Series B, 5.950%, due 06/15/35	495,000	467,444

DTE Energy Co.,
6.350%, due 06/01/16	705,000	733,108

Energy Transfer Partners LP,
7.500%, due 07/01/38	410,000	411,039

ERAC USA Finance Co.,
7.000%, due 10/15/37(2)	440,000	361,711

8.000%, due 01/15/11(2)	1,065,000	1,136,141

Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,015,000	991,274

Florida Power & Light Co.,
5.650%, due 02/01/35	355,000	342,023

Florida Power Corp.,
6.350%, due 09/15/37	215,000	223,415

Ford Motor Credit Co. LLC,
5.800%, due 01/12/09	6,010,000	5,725,643

Fortune Brands, Inc.,
5.375%, due 01/15/16	1,090,000	1,030,087

General Electric Capital Corp.,
5.625%, due 09/15/17	335,000	342,792

5.875%, due 01/14/38	2,075,000	2,000,005

General Electric Co.,
5.250%, due 12/06/17	705,000	704,027

GMAC LLC,
6.875%, due 09/15/11	2,340,000	1,790,952

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
Goldman Sachs Group, Inc.,
6.750%, due 10/01/37	$1,135,000	$1,055,928

Hartford Financial Services Group, Inc.,
6.300%, due 03/15/18	720,000	721,366

HSBC Bank USA N.A.,
5.625%, due 08/15/35	855,000	742,249

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	893,642

JPMorgan Chase Capital XXV,
Series Y, 6.800%, due 10/01/37	540,000	493,386

Kinder Morgan Energy Partners LP,
5.125%, due 11/15/14	580,000	569,921

5.800%, due 03/15/35	1,130,000	955,795

7.400%, due 03/15/31	265,000	275,458

Kroger Co.,
6.900%, due 04/15/38	650,000	659,899

Lehman Brothers Holdings, Inc.,
5.500%, due 04/04/16	300,000	281,305

6.750%, due 12/28/17	725,000	696,953

7.000%, due 09/27/27	680,000	628,545

McDonald’s Corp.,
6.300%, due 03/01/38	275,000	281,352

Merck & Co., Inc.,
6.400%, due 03/01/28	520,000	566,114

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	379,976

MidAmerican Energy Holdings Co.,
5.950%, due 05/15/37	900,000	843,044

Morgan Stanley,
6.625%, due 04/01/18	750,000	750,264

7.250%, due 04/01/32	355,000	348,672

National City Bank,
4.625%, due 05/01/13	360,000	302,425

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	945,000	1,146,846

News America, Inc.,
6.200%, due 12/15/34	695,000	661,905

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
Northrop Grumman Systems Corp.,
7.125%, due 02/15/11	$425,000	$459,658

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	529,380

PPL Energy Supply LLC,
Series A, 6.000%, due 12/15/36	370,000	301,834

Progressive Corp.,
6.250%, due 12/01/32	275,000	274,056

Prologis,
5.625%, due 11/15/15	825,000	753,033

Prudential Financial, Inc.,
6.625%, due 12/01/37	425,000	419,789

PSEG Power LLC,
8.625%, due 04/15/31	695,000	852,498

Residential Capital LLC,
8.875%, due 06/30/15	660,000	320,100

Safeway, Inc.,
7.250%, due 02/01/31	645,000	687,670

San Diego Gas & Electric Co.,
Series FFF, 6.125%, due 09/15/37	450,000	459,410

Schering-Plough Corp.,
6.550%, due 09/15/37	525,000	505,596

Simon Property Group LP,
5.375%, due 06/01/11	300,000	297,764

Southern California Edison Co.,
Series 06-E, 5.550%, due 01/15/37	375,000	355,254

Sprint Capital Corp.,
6.875%, due 11/15/28	1,575,000	1,173,375

Target Corp.,
6.500%, due 10/15/37	290,000	280,401

7.000%, due 07/15/31	305,000	308,615

Teva Pharmaceutical Finance LLC,
5.550%, due 02/01/16	845,000	850,791

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	1,077,286

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	339,167

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(concluded)
UnitedHealth Group, Inc.,
6.875%, due 02/15/38	$865,000	$826,468

Valero Energy Corp.,
6.625%, due 06/15/37	360,000	344,111

7.500%, due 04/15/32	885,000	921,319

Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	1,085,000	1,134,167

Wachovia Bank N.A.,
5.850%, due 02/01/37	700,000	590,929

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	945,013

Washington Mutual Bank,
5.500%, due 01/15/13	1,350,000	1,073,250

6.750%, due 05/20/36	500,000	348,820

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(2),(3)	1,300,000	994,500

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	702,531

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	589,050

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	1,380,000	1,356,126

Weyerhaeuser Co.,
7.375%, due 03/15/32	665,000	657,265

Total US corporate bonds (cost $76,755,796)		74,093,040

Asset-backed securities—2.99%
Citibank Credit Card Issuance Trust,
Series 07-A3, Class A3,
6.150%, due 06/15/39	390,000	403,490

CPL Transition Funding LLC,
Series 02-1, Class A5,
6.250%, due 01/15/17	3,000,000	3,213,747

Small Business Administration,
Series 04-P10B, Class 1,
4.754%, due 08/10/14	471,868	470,522

Total asset-backed securities (cost $4,104,193)		4,087,759

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—10.51%
Federal Home Loan Mortgage Corp.,
3.500%, due 05/29/13	$1,345,000	$1,353,915

5.000%, due 01/30/14	30,000	32,236

Federal Home Loan Mortgage Corp. Gold Pool,
# E01127, 6.500%, due 02/01/17	143,264	150,098

Federal National Mortgage Association,
3.625%, due 02/12/13	1,340,000	1,363,147

5.000%, TBA	1,200,000	1,187,626

5.250%, due 08/01/12	1,000,000	1,048,649

5.625%, due 07/15/37	1,500,000	1,670,565

6.070%, due 05/12/16	190,000	190,726

Federal National Mortgage Association Grantor Trust,
Series 02-T19, Class A1,
6.500%, due 07/25/42	325,444	346,724

Federal National Mortgage Association Pools,
# 688066, 5.500%, due 03/01/33	356,380	361,139

# 793666, 5.500%, due 09/01/34	1,744,521	1,765,487

# 802481, 5.500%, due 11/01/34	316,572	320,377

# 596124, 6.000%, due 11/01/28	221,261	228,709

# 253824, 7.000%, due 03/01/31	101,793	108,353

Federal National Mortgage Association, REMIC,
Series 93-106, Class Z,
7.000%, due 06/25/13	44,098	46,570

Government National Mortgage Association,
5.000%, TBA	800,000	801,031

Government National Mortgage Association Pool,
# 781029, 6.500%, due 05/15/29	72,924	76,259

GSR Mortgage Loan Trust,
Series 06-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	1,161,152

Residential Funding Mortgage Securitization I, Inc.,
Series 06-S6, Class M2,
6.000%, due 07/25/36	1,282,886	930,469

Wells Fargo Mortgage Backed Securities Trust,
Series 03-18, Class A2,
5.250%, due 12/25/33	1,268,426	1,251,143

Total mortgage & agency debt securities (cost $14,526,422)		14,394,375

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
Municipal bonds—6.05%
California State Department of Water & Resources
Power Supply Revenue Bonds,
Series A, 5.375%, due 05/01/12(4)	$280,000	$310,095

Illinois State Toll Highway Authority Revenue Bonds,
FSA, 5.000%, due 07/01/16(4)	545,000	603,936

Lewisville Independent School District General
Obligation Bonds,
PSF-GTD, 5.000%, due 08/15/21	225,000	235,064

Missouri State Health & Educational Facilities Authority
Revenue Bonds,
Series A, 5.000%, due 01/15/37	305,000	306,485

New Jersey Economic Development Authority
Revenue Bonds,
Series B, 8.234%, due 02/15/18(5)	5,000,000	3,045,350

State of Georgia General Obligation Bonds,
Series E, 5.000%, due 08/01/19	280,000	304,072

State of Illinois General Obligation Bonds,
5.100%, due 06/01/33	2,350,000	2,329,320

State of Texas General Obligation Bonds,
5.000%, due 04/01/29	410,000	414,182

Texas Water Development Board Revenue Bonds
5.000%, due 07/15/25	420,000	428,098

Triborough Bridge & Tunnel Authority Revenue Bonds,
MBIA-IBC, 5.000%, due 01/01/12(4)	280,000	301,462

Total municipal bonds (cost $7,475,349)		8,278,064

US government obligations—16.87%
US Treasury Bonds,
4.750%, due 02/15/37	375,000	403,330

8.125%, due 08/15/19	295,000	410,949

US Treasury Bonds Principal STRIPS, PO,
11.021%, due 11/15/26(6)	16,160,000	6,915,737

US Treasury Inflation Indexed Bonds (TIPS),
1.750%, due 01/15/28	2,448,415	2,427,183

2.375%, due 04/15/11	2,550,240	2,739,914

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

Bonds—(concluded)
US bonds—(concluded)
US government obligations—(concluded)
US Treasury Notes,
3.250%, due 12/31/09	$3,735,000	$3,838,004

3.625%, due 12/31/12	6,035,000	6,358,910

Total US government obligations (cost $22,574,796)		23,094,027

Total US bonds (cost $125,436,556)		123,947,265

International bonds—6.40%
International corporate bonds—6.40%
Canada—1.43%
Canadian National Railway Co.,
6.375%, due 11/15/37	625,000	611,279

6.900%, due 07/15/28	285,000	304,970

Canadian National Resources Ltd.,
6.750%, due 02/01/39	1,020,000	1,040,875

		1,957,124

Cayman Islands—0.90%
Transocean, Inc.,
6.800%, due 03/15/38	535,000	546,535

7.500%, due 04/15/31	620,000	683,223

		1,229,758

Luxembourg—0.68%
Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	926,840

Switzerland—1.27%
Credit Suisse,
6.000%, due 02/15/18	1,740,000	1,735,846

United Kingdom—2.12%
Abbey National PLC,
7.950%, due 10/26/29	750,000	803,088

AstraZeneca PLC,
6.450%, due 09/15/37	745,000	799,373

Royal Bank of Scotland Group PLC,
7.640%, due 09/29/17(1),(3)	700,000	602,833

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Face
	amount	Value

International bonds—(concluded)
International corporate bonds—(concluded)
United Kingdom—(concluded)
SABMiller PLC,
6.500%, due 07/01/16(2)	$650,000	$704,647

		2,909,941

Total international corporate bonds (cost $8,959,231)		8,759,509

Total bonds (cost $134,395,787)		132,706,774

	Shares

Short-term investment—3.69%
Other—3.69%
UBS Supplementary Trust—
U.S. Cash Management Prime Fund,
3.061%(7),(8) (cost $5,042,941)	5,042,941	5,042,941

Total investments—100.64% (cost $139,438,728)		137,749,715

Liabilities, in excess of cash and other assets—(0.64)%		(873,226)

Net assets—100.00%		$136,876,489

Notes to portfolio of investments
(1)	Floating rate security—The interest rate shown is the current rate as of March 31, 2008.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the value of these securities amounted to $3,196,999 or 2.34% of net assets.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.
(5)	Zero coupon bond. The rate shown is the annualized yield at March 31, 2008.
(6)	The rate shown is the effective yield at the date of purchase.
(7)	The rate shown reflects the yield at March 31, 2008.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2008 (unaudited)

(8)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate
		six months	six months		for the six
	Value	ended	ended	Value	months ended
Security description	09/30/07	03/31/08	03/31/08	03/31/08	03/31/08

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$1,247,839	$30,019,459	$26,224,357	$5,042,941	$53,193

FSA	Financial Security Assurance
GMAC	General Motors Acceptance Corp.
GSR	Goldman Sachs Residential
MBIA-IBC	Municipal Bond Insurance Association-Insured Bond Certificates
PO	Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
PSF-GTD	Permanent School Fund Guaranteed
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/– 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—March 31, 2008 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$134,395,787)	$132,706,774

Investments in affiliated issuers, at value (cost—$5,042,941)	5,042,941

Total investments (cost $139,438,728)	137,749,715

Interest receivable	1,593,234

Receivable for investments sold	2,278,804

Receivable for foreign tax reclaims	4,263

Other assets	2,831

Total assets	141,628,847

Liabilities:
Due to custodian	331,601

Payable for investments purchased	4,003,432

Payable for investment advisory fees	279,035

Payable for directors’ fees	3,029

Accrued expenses and other liabilities	135,261

Total liabilities	4,752,358

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized;
8,775,665 shares issued and outstanding	135,120,134

Undistributed net investment income	784,346

Accumulated net realized gain from investment transactions	2,661,022

Net unrealized depreciation on investments	(1,689,013)

Net assets	$136,876,489

Net asset value per share	$15.60

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of operations

For the six
months ended
March 31, 2008
(unaudited)

Investment income:
Interest	$4,202,680

Affiliated interest	53,193

Total investment income	4,255,873

Expenses:
Investment advisory fees	298,132

Professional fees	61,655

Reports and notices to shareholders	34,428

Custody and accounting fees	34,046

Transfer agency fees	24,249

Directors’ fees	19,989

Listing fees	11,908

Franchise taxes	3,400

Insurance expense	2,424

Other expenses	5,695

Total expenses	495,926

Net investment income	3,759,947

Realized and unrealized gains (losses) from investment activities:
Net realized gain from investment transactions	2,965,098

Net change in unrealized appreciation (depreciation) of investments	(3,105,457)

Net realized and unrealized loss from investment activities	(140,359)

Net increase in net assets resulting from operations	$3,619,588

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statements of changes in net assets

	For the six	For the
	months ended	year ended
	March 31, 2008	September 30,
	(unaudited)	2007

From operations:
Net investment income	$3,759,947	$7,204,905

Net realized gain from investment transactions	2,965,098	1,473,837

Net change in unrealized appreciation (depreciation) of investments	(3,105,457)	(2,721,889)

Net increase in net assets resulting from operations	3,619,588	5,956,853

Dividends and distributions to shareholders from:
Net investment income	(3,510,266)	(7,020,532)

Net realized gains	(831,055)	—

Total dividends and distributions to shareholders	(4,341,321)	(7,020,532)

Net decrease in net assets	(721,733)	(1,063,679)

Net assets:
Beginning of period	137,598,222	138,661,901

End of period (including undistributed net investment income of $784,346 and $534,665, respectively)	$136,876,489	$137,598,222

See accompanying notes to financial statements

(This page has been left blank intentionally)

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding through each period is presented below:

	For the six
	months ended
	March 31, 2008
	(unaudited)

Net asset value, beginning of period	$15.68

Net investment income	0.43

Net realized and unrealized gains (losses) from investment transactions	(0.02)

Net increase from investment operations	0.41

Dividends from net investment income	(0.40)

Distributions from net realized gains	(0.09)

Total dividends and distributions	(0.49)

Net asset value, end of period	$15.60

Market price per share, end of period	$14.35

Total net asset value return(1)	2.65%

Total market price return(2)	7.20%

Ratios/supplemental data:
Net assets, end of period (in millions)	$136.9

Expenses to average net assets	0.72	%(3)

Net investment income to average net assets	5.42	%(3)

Portfolio turnover	82%

Number of shares outstanding at end of period (in thousands)	8,776

(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(2)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(3)	Annualized.

See accompanying notes to financial statements

For the years ended September 30,

2007	2006	2005	2004	2003

$15.80	$16.23	$16.48	$16.46	$15.71

0.82	0.81	0.80	0.83	0.83

(0.14)	(0.28)	(0.12)	(0.01)	0.81

0.68	0.53	0.68	0.82	1.64

(0.80)	(0.82)	(0.82)	(0.80)	(0.85)

—	(0.14)	(0.11)	—	(0.04)

(0.80)	(0.96)	(0.93)	(0.80)	(0.89)

$15.68	$15.80	$16.23	$16.48	$16.46

$13.86	$14.04	$14.74	$14.84	$14.70

4.40%	3.46%	4.17%	5.13%	10.63%

4.31%	2.01%	5.68%	6.54%	3.21%

$137.6	$138.7	$142.5	$144.6	$144.5

0.77%	0.74%	0.74%	0.70%	0.74%

5.20%	5.19%	4.81%	5.05%	5.16%

130%	93%	78%	101%	62%

8,776	8,776	8,776	8,776	8,776

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

those fiscal years. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

At March 31, 2008 the Fund held TBA securities with a total cost of $1,939,062.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, particular to a specific industry, country, state or region.

Capital stock
At March 31, 2008, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the six months ended March 31, 2008, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2008, the Fund owed UBS Global AM $279,035 in investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2008, were as follows: debt securities, excluding short-term securities and US government debt obligations, $46,212,712 and $42,223,093, respectively; and US government debt obligations, $65,130,935 and $71,653,871, respectively.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the year ended September 30, 2007 was as follows:

Distributions paid from:	2007

Ordinary income	$7,020,532

Net long-term capital gains	—

$7,020,532

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending September 30, 2008.

For the year ended September 30, 2007, the Fund utilized $130,279 of capital loss carryforwards for federal income tax purposes.

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at March 31, 2008 were as follows:

Tax cost of investments	$139,438,728

Gross unrealized appreciation	2,822,107

Gross unrealized depreciation	(4,511,120)

Net unrealized depreciation	$(1,689,013)

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the six months ended March 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2008 (unaudited)

interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended September 30, 2007 remains subject to examination by the Internal Revenue Service and the state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the six months ended March 31, 2008.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of December 31, 2007, UBS Global AM had approximately $165.9 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $786.3 billion in assets under management worldwide as of December 31, 2007.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

An annual meeting of shareholders of the Fund was held on December 7, 2007. At the meeting, Adela Cepeda, Frank K. Reilly, Edward M. Roob and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

To vote for or withhold
authority in the election of:	Shares voted for	Shares withhold authority

Adela Cepeda	7,212,653	425,376

Frank K. Reilly	7,221,390	416,639

Edward M. Roob	7,212,109	425,920

J. Mikesell Thomas	7,185,947	452,082

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Quarterly form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Proxy voting policies and procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: http://www.ubs.com/ubsglobalam-proxy or on the EDGAR Database on the SEC’s Web site (http:// www.sec.gov.)

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commission at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commission, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to

Fort Dearborn Income Securities, Inc.

General information (unaudited)

which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under

Fort Dearborn Income Securities, Inc.

General information (unaudited)

the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

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Directors
Adela Cepeda	Edward M. Roob
Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2008 All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	May 30, 2008